                                  [FLORAFAX
                             INTERNATIONAL LOGO]



January 5, 1996

Supplemental Proxy Statement Information

Dear Shareholders:

Page 1 of the Proxy Statement for the 1996 Annual Meeting of Stockholders to be held on January 30, 1996 reflects an incorrect statement of the issued and outstanding numbers of shares of common stock of the Company. The correct numbers, as of the close of business on December 4, 1995, the record date of the meeting, were 5,945,973 shares of common stock issued and 5,922,973 shares of common stock outstanding. The Proxy Statement should reflect on Page 23 that the transfer agent and registrar for the Company's common stock, Mellon Securities Trust Company, may be engaged to assist in the proxy solicitation for additional compensation, not to exceed $7,500 plus out-of-pocket expenses.

We apologize for these errors. We look forward to seeing you at the 1996 Annual Meeting on January 30, 1996.

Yours very truly,

FLORAFAX INTERNATIONAL, INC.



Kelly S. McMakin
Secretary

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FLORAFAX INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             (FLORAFAX LETTERHEAD)

                               December 22, 1995


To the Stockholders of

FLORAFAX INTERNATIONAL, INC.:

         You are cordially invited to attend the Annual Meeting of Stockholders of Florafax International, Inc. on January 30, 1996 at Dodgertown located at 3901 26th Street, Vero Beach, Florida 32961, commencing at 11:00 a.m., local time. We look forward to greeting personally as many of our stockholders as possible at the meeting. Please call Mrs. Terri Giles at 1-800-681-8222, extension 306, for directions.

         The Notice of the Annual Meeting and Proxy Statement accompanying this letter provides information concerning matters to be considered and acted upon at the meeting. A report on the operations of the Company will be presented at the meeting, followed by a question and answer period and discussion.

         We know that most of our stockholders are unable personally to attend the Annual Meeting. Proxies are solicited so that each stockholder has an opportunity to vote on all matters which are scheduled to come before the meeting. Whether or not you personally plan to attend, please take a few minutes now to read these materials and to sign, date and return your proxy in the enclosed postage paid envelope. Regardless of the number of Florafax shares you own, your presence in person or by proxy is important for establishing a quorum, and your vote on the matters to be considered at the meeting is important. Even if you have signed a proxy, you may vote in person on all matters presented for stockholder vote at the meeting, and you are encouraged to attend the meeting.

         Thank you for your continued interest in Florafax.

                                                   Very truly yours,



                                                   Andrew W. Williams
                                                   Chairman of the Board





               I URGE YOU TO VOTE AND TO RETURN YOUR PROXY TODAY.

                          FLORAFAX INTERNATIONAL, INC.
                                8075 20th Street
                           Vero Beach, Florida 32966

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD JANUARY  30, 1996

To the Stockholders of
FLORAFAX INTERNATIONAL, INC.:

         NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Florafax International, Inc. (the "Company") will be held at Dodgertown, located at 3901 26th Street, Vero Beach, Florida 32961, on January 30, 1996, at 11:00 a.m., local time, for the following purposes:

         1. To elect seven directors of the Company to serve until their respective successors are elected and qualified;

         2. To approve the appointment of auditors for the 1996 fiscal year;

         3. To approve the adoption of the Nonemployee Directors' Stock Option Plan;

         4.      To approve the Management Incentive Stock Plan; and

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         In accordance with the Bylaws of the Company and a resolution of the Board of Directors, the record date for the meeting has been fixed as December 4, 1995. Only holders of common stock of record at the close of business on such date will be entitled to vote at the meeting or any adjournment or postponement thereof. This Notice and the accompanying Proxy Statement are first being mailed to stockholders on or about December 22, 1995.

         A complete list of stockholders entitled to vote at the meeting will be on file at the Company's principal executive office at 8075 20th Street, Vero Beach, Florida, 32966, for a period of ten days prior to the meeting. During such time, the list will be open to the examination of any shareholder during ordinary business hours for any purpose germane to the meeting.

                                                   FLORAFAX INTERNATIONAL, INC.
                                                   Kelly S. McMakin
                                                   Secretary

Vero Beach, Florida
December 22, 1995


             PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY TODAY.

                          FLORAFAX INTERNATIONAL, INC.
                                8075 20th Street
                           VERO BEACH, FLORIDA 32966

                                PROXY STATEMENT
                    FOR 1996 ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD

                                January 30, 1996

                        _______________________________


         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of FLORAFAX INTERNATIONAL, INC., a Delaware Corporation ("Company") for the 1996 Annual Meeting of Stockholders to be held at 11:00 a.m., local time, on January 30, 1996, at Dodgertown, located at 3901 26th Street, Vero Beach, Florida 32961, and any adjournment or postponement of such meeting. This proxy statement, and the accompanying proxy were first mailed on or about December 22, 1995, to stockholders of record on December 4, 1995.


                               PURPOSE OF MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are;

         1. To elect seven directors of the Company to serve until their respective successors are elected and qualified;

         2. To approve the appointment of auditors for the 1996 fiscal year;

         3. To approve the adoption of the Nonemployee Directors' Stock Option Plan;

         4.      To approve the Management Incentive Stock Plan; and

         5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


                               VOTING AND PROXIES

         The Board of Directors has set the close of business on December 4, 1995, as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. At that date, there were 7,248,796 shares of common stock issued and 7,225,796 shares of common stock outstanding. There were no shares of Preferred Stock issued and outstanding. Stockholders are entitled to one vote per share on all matters submitted for consideration at the Annual Meeting. The presence in person or by proxy of a majority of all the outstanding voting securities of the

Company is required to constitute a quorum at the Annual Meeting or at any adjournment or postponement thereof.

         The election of nominees for director requires a plurality of the votes cast. Approval of the appointment of auditors requires the affirmative vote of a majority of the shares present at the meeting in person and by proxy. Approval of the Nonemployee Directors' Stock Option Plan requires the affirmative vote of a majority of the shares present at the meeting in person and by proxy. Approval of the Management Incentive Stock Plan requires the affirmative vote of a majority of the shares present at the meeting in person and by proxy. With regard to the election of directors, votes may be cast in favor of a nominee or withheld. Cumulative voting for the election of directors is not permitted. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on any proposal other than the election of directors. An automated system administered by the Company's transfer agent is used to tabulate the votes. Abstentions and broker non-votes are counted as shares present in the determination of whether the shares represented at the Annual Meeting constitute a quorum. Each is tabulated separately. Abstentions and broker non-votes are not counted for purposes of determining the number of votes cast on any matter, except that abstentions will be counted as votes against the approval of the Nonemployee Directors' Stock Option Plan and the Management Incentive Stock Plan.

         The Board of Directors has designated  Andrew W. Williams and Solomon
O. Howell, Jr., and each of them, with full powers of substitution, as the persons named as proxies for stockholders executing the accompanying proxies. Proxies which are properly executed by stockholders entitled to vote at the Annual Meeting and which are received by the Company prior to the Annual Meeting and not revoked prior to their use, will be voted at the Annual Meeting in accordance with the directions specified by each stockholder executing the proxy. The Board of Directors recommends that you vote, and all properly executed proxies which do not specify how they are to be voted shall be voted, FOR the seven nominees for directors named below. Execution of the enclosed proxy entitles the named proxies to vote in their discretion on all other matters presented for a vote of the stockholders at the Annual Meeting.

PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THEIR USE BY THE RECORD HOLDER GIVING WRITTEN NOTICE OF REVOCATION RECEIVED BY THE COMPANY OR BY THE RECORD HOLDER EXECUTING AND DELIVERING TO THE COMPANY A NEW PROXY BEARING A LATER DATE. Any stockholder who attends the Annual Meeting in person and desires to vote in person may do so by revoking his earlier proxy at the Annual Meeting before its use as to any particular matter to be voted on by the stockholders.

                             ELECTION OF DIRECTORS

         The Bylaws of the Company state that the Board of Directors shall consist of not less than three nor more than nine directors, as determined from time to time by a duly adopted resolution of the Board of Directors. The Board has resolved that the Board of Directors for the current fiscal year shall consist of seven directors. No proxy will be voted for more than seven individuals. The Company's Bylaws provide that the President of the Company shall be a member of the Board.

         On December 8, 1988, the Board determined that at the time of election, each director would be required to own at least 10,000 shares of common stock of the Company. All of the director nominees currently meet this requirement and have represented that they will meet this qualification at the time of the director's election. In the event any director does not comply with this requirement during the fiscal year, such director will not be eligible to serve. The Board may, but is not required to fill such vacancies, if they occur.

         The seven nominees for director were selected by the Board of Directors and are named and described below. Each director elected shall hold office until the next annual meeting of stockholders of the Company or until his respective successor is duly elected and qualified. Each nominee for director has agreed to stand for election and, if elected, has agreed to serve as a director of the Company. In the event any nominee is unable or declines to serve as a director at or before the Annual Meeting, the Board of Directors has determined that a majority of the remaining nominees may select a qualified replacement nominee to fill such vacancy. Management is not aware of any nominee who is unable to serve, does not own the qualifying shares, or will decline to serve if so elected.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE FOLLOWING NOMINEES FOR DIRECTOR. THE HOLDERS OF PROXIES INTEND TO VOTE FOR THE FOLLOWING NOMINEES FOR DIRECTOR.

         The following information is furnished with respect to each of the nominees. Such information includes all positions with the Company and principal occupations during the last five years.

T. CRAIG BENSON
Mr. Benson, 33, is President of the Corporate Equities Division of Service Corporation International headquartered in Houston, Texas. Service Corporation International is the largest publicly held funeral home/cemetery company in the world. Mr. Benson also serves as a Director of Equity Corporation International and Tanknology Environmental, Inc. Mr. Benson has been a Director of the Company since March, 1991.

SOLOMON O. HOWELL, JR.
Mr. Howell, 55, is Secretary/Treasurer of H & N Constructors, Inc. and formerly President of Howell & Howell, Inc. in Louisville, Kentucky. Mr. Howell serves as a Director of Royal Gold, Inc. and has been a Director of the Company since February, 1986.

GLENN R. MASSEY
Mr. Massey, 42, is a Sales Manager for Gaylord Broadcasting in Houston, Texas. From February, 1988 to June, 1992 he was President of Massey Brothers, Inc., Houston, Texas, a wholesale and retail cut flower company. Mr. Massey became President and Chief Executive Officer and a Director of the Company on February 5, 1993. In September, 1994 Mr. Massey resigned as President and Chief Executive Officer. Mr. Massey is presently the General Sales Manager of KHTV in Houston, Texas.

WILLIAM E. MERCER
Mr. Mercer, 54, was Chief Financial Officer of Service Corporation International and was also a Director of that company from April, 1971 to December, 1989. Since December, 1989, Mr. Mercer has owned and served as Chairman of the Board and Chief Executive Officer of Southwest Guaranty Trust Company, a Texas chartered private trust company located in Houston, Texas. He has been a Director of the Company since April, 1987. Mr. Mercer also serves as a Director of Cal-Tex Protective Coatings, Inc. and Bass Boats, Inc.

JAMES H. WEST
Mr. West, 41, was elected Vice President, Treasurer and Chief Financial Officer of the Company on February 5, 1993. On January 7, 1994 Mr. West was elected Chief Operating Officer, and on August 8, 1994 he was elected Secretary, of the Company. On November 17, 1994 he was elected President. From November, 1987 to November, 1992, Mr. West was President of M.P.I.I., Inc. ("M.P.I.I.") which is in the funeral, cemetery and insurance business. As of the date of this Proxy Statement, Mr. West remains as President, COO and CFO. He has been a Director of the Company since January, 1994.

ANDREW W. WILLIAMS
Mr. Williams, 43, is, and has been for the past ten years, the President of A.W.W., P.A. a private accounting firm in Vero Beach, Florida. Since August, 1990 he has served as Chairman and CEO of Equity Resource Group of Indian River County, Inc. Mr. Williams is the President of Confidential Investment Services, Inc. and Chairman of Atlantic Aquaculture Technologies, Inc. In addition, he serves as a Director of First American Bank and Admiralty Bank. Mr. Williams was elected Chairman of the Board in November, 1992 and has been a Director of the Company since December, 1988. In September, 1994 Mr. Williams was elected Chief Executive Officer of the Company.

KENNETH G. PUTTICK
Mr. Puttick, 48, is President, Director and Owner of Ken Puttick
Buick-Cadillac, in Vero Beach, Florida. Mr. Puttick has been in the retail automobile business since 1968. He has owned and operated several retail and real estate businesses simultaneously. Mr. Puttick has been a Director of the Company since January, 1995.

         There are no family relationships between any nominee or member of the Board of Directors or executive officer of the Company. There are no arrangements, agreements or understandings, to the knowledge of the Company, by which any nominee for director is bound and pursuant to which he was selected as a nominee.

                 INFORMATION CONCERNING OFFICERS AND DIRECTORS

MEETINGS AND COMPENSATION OF DIRECTORS

         During fiscal year 1995, the Board of Directors held 5 meetings. As of January 1, 1993, each director of the Company waived, indefinitely, his monthly fees and his fees for attending meetings of the Board of Directors and each committee thereof. In consideration therefor, on February 5, 1993, the Company granted each director, other than salaried employees, options to purchase 100,000 shares of the common stock of the Company at $.10 per share. All of these options were exercised prior to their expiration date of January 1, 1994. All directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board and committees thereof. No member of the Board, the Audit Committee or the Compensation Committee attended less than 75% of the meetings held. The Board of Directors does not have a nominating committee. Management nominees for director are selected by a majority vote of the Board of Directors.

AUDIT COMMITTEE

         The Audit Committee of the Board of Directors, which currently consists of William E. Mercer, T. Craig Benson and James H. West, met one time during the 1995 fiscal year. The functions of the Audit Committee are to review the qualifications and independence of the independent auditors; to recommend the appointment of the independent auditors; to approve the assignment of new audit partners; to review the scope of the annual audit and the annual audit process; to review the annual audited financial statements; to review the annual reporting process; to review internal audit, accounting, data processing, financial functions, and personnel; to review accounting and data processing controls and procedures; to review legal matters that may have a significant effect on the financial statements; to review the internal audit function; to provide regular opportunities for the director of internal audit and management to meet privately with the Audit Committee; to review the Company's policies on standards of conduct; and to report the activities of the Audit Committee to the Board of Directors on a regular basis.

COMPENSATION COMMITTEE

         The Compensation Committee ("Committee") of the Board of Directors currently consists of Solomon O. Howell, Jr., Glenn R. Massey, T. Craig Benson, and Andrew W. Williams. The Compensation Committee met one time during the 1995 fiscal year. The functions of the Compensation Committee are to review the compensation of officers and other management personnel and to make recommendations concerning such compensation. The Compensation Committee also administers those employee benefit plans of the Company which provide for administration by a Board committee.

NOMINATING COMMITTEE

         The Board of Directors does not have a standing nominating committee or a committee performing similar functions.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"), and to provide copies of such reports to the Company. Based upon the Company's review of copies of such reports received by the Company and written representations of its directors, executive officers, and certain beneficial owners of stock, the Company believes that during the year ended August 31, 1995, all Section 16(a) filing requirements were satisfied.


                               EXECUTIVE OFFICERS

         The following persons were, at the date of this Proxy Statement, the executive officers of the Company. Each officer serves at the pleasure of the Board of Directors. Other than that certain Employment Agreement ("Agreement"), dated July 7, 1994, by and between James H. West, as employee, and the Company, there exists no employment agreements between the Company and any current officer of the Company. With respect to the Agreement, the Company agrees to continue to employ Mr. West as its Chief Operating Officer and Chief Financial Officer for a minimum annual salary of $140,000, plus a company car, health insurance and other benefits generally available to the Company's employees. The Company also agreed to reimburse Mr. West for any moving expenses and to provide him with a bridge loan to enable him to purchase a home in Vero Beach, Florida. By the terms of the Agreement, the bridge loan is secured by certain real estate owned by Mr. West, and said loan is to be repaid upon liquidation of such real estate. The Agreement contains covenants not to compete, as well as a confidentiality covenant. The term of the Agreement is for one year and is renewed automatically for additional one-year terms, unless terminated earlier. Either party may terminate the Agreement upon thirty days prior written notice, and the Company may terminate Mr. West's employment without such notice, for cause. In the event the Company terminates Mr. West's employment for any reason other than for cause, then the Company must pay to Mr. West, as severance, a lump sum payment equal to the total amount of his annual salary. For the first year of the Agreement, Mr. Andrew Williams personally guaranteed the obligations of the Company to Mr. West.

            NAME                AGE            OFFICER SINCE                   POSITION WITH COMPANY
     Andrew W. Williams          43            November, 1992                Chairman of the Board and
                                                                              Chief Executive Officer

       James H. West             41            February, 1993               President, Chief Operating
                                                                        Officer and Chief Financial Officer

      Kelly S. McMakin           34            December, 1994               Treasurer, Secretary, and
                                                                                  Vice President


         See "Election of Directors" for the business background of Messrs. Williams and West.

KELLY S. MCMAKIN
Mr. McMakin, 34, was elected Vice President and Treasurer of the Company on November 17, 1994, and on February 6, 1995 he was elected Secretary of the Company. From June, 1993, to the present, Mr. McMakin has been Controller of the Company. From May, 1988, through May, 1993, Mr. McMakin was Controller of M.P.I.I. As of the date of this Proxy Statement, Mr. McMakin remains as Vice President, Secretary and Treasurer.

         There are no arrangements, agreements or understandings, to the knowledge of Company, by which any of the persons described above was selected as an officer.

                             EXECUTIVE COMPENSATION

         The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and for any executive officer whose aggregate remuneration was $100,000 or more for the fiscal year ended August 31, 1995:

                           SUMMARY COMPENSATION TABLE

 NAME AND PRINCIPAL           FISCAL YEAR          ANNUAL          BONUS ($)          OTHER ANNUAL
     POSITION                                   COMPENSATION                          COMPENSATION
                                                  SALARY ($)                               ($)
 James H. West,                  1995             $155,935        $17,500 (1)          $5,735 (1)
 Chief Operating and             1994             $112,038
 Financial Officer               1993             $ 65,923

 Glenn R. Massey                 1995             $ 10,096        $17,500 (1)          $5,735 (1)
 President & Chief               1994             $ 65,384
 Executive Officer               1993             $ 49,173
 (resigned Sept. 1994)

 Andrew W. Williams              1995             $ 65,923
 Chief Executive                 1994             $ 24,615
 Officer                         1993             $    -0-



For the years ended August 31, 1995, 1994, and 1993, the Company granted no restricted stock awards, stock appreciation rights ("SARs"), long-term incentive plan ("LTIP") awards or any other form of long-term compensation to the officers listed above.

         (1) Effective December 1, 1994 the Company issued as compensation, for no additional consideration, 100,000 shares of common stock, with an approximate market value of $.175 per share, to both Mr. Massey and Mr. West. The Company also agreed to pay all personal income tax on behalf of these individuals resulting from this stock grant. As of the date of this Proxy Statement the Company has granted no restricted stock awards, SARs or LTIP awards to Mr. Massey or Mr. West.

         Except for Mr. West's employment agreement, as set forth in the "Executive Officers" section, there are no employment agreements in effect. Non-cash remuneration to all officers and directors as a group, did not exceed $25,000 in the aggregate, except for the 100,000 shares issued to both Mr. West and Mr. Massey, as discussed in the preceding paragraph. The Company has no long term incentive plan, pension plan, retirement plan or other plan as defined by the rules and regulations of the SEC except for the 1983 Stock Option Incentive Plan described below.


                     DIRECTOR AND MANAGEMENT STOCK OPTIONS

         The 1983 Stock Option and Incentive Plan (the "Plan") was adopted by the Board of Directors of the Company on February 27, 1983, and was approved by the stockholders on April 26, 1983. The plan was amended by action of the Board on October 17, 1985, and ratified by the stockholders on February 28, 1986, to provide for the grant of incentive stock options. The purpose of the plan is to provide key management personnel with the incentives inherent in ownership of the Company's common stock.

         On December 4, 1995, options covering a maximum of 281,250 shares were permitted to be granted under the Plan. Options covering 31,250 shares had been exercised, options covering 35,000 shares have expired and 215,000 shares were reserved for the grant of future options, for employees. No Plan options were granted or exercised during fiscal year 1995, and no Plan options are outstanding at this time. The Company intends to terminate the Plan immediately following the 1996 Annual Meeting, if the Management Incentive Stock Plan, described below, is approved by the stockholders at that meeting.

         The following table lists options granted to each director, each nominee for director, the Company's Chief Executive Officer, and each executive officer receiving aggregate remuneration during fiscal 1995 exceeding $100,000.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS


     NAME OR GROUP         NO. OF        % OF TOTAL        PER SHARE       FMV OF        EXPIRATION DATE
                           OPTION          OPTIONS          EXERCISE       OPTION
                           SHARES        GRANTED TO          PRICE       AS OF DATE
                                          EMPLOYEES                       OF AWARD
                                       IN FISCAL YEAR
 James H. West            200,000           66%             $0.20          $0.20      November 30, 1995 as
 President, COO, CFO                                                                  to 100,000 shares
 and Director                                                                               and
                                                                                      November 30, 1996
                                                                                      as to 100,000 shares

 Glenn R. Massey           50,000           16%             $0.20          $0.20      November 30, 1995
 President, CEO,                                                                      as to 25,000 shares
 (resigned Sept.                                                                            and
 1994) and Director                                                                   November 30, 1996
                                                                                      as to 25,000 shares

              AGGREGATED OPTIONS/SAR EXERCISE IN FISCAL YEAR 1995
                          AND FY-END OPTION/SAR VALUE

         The following table lists all options exercised during fiscal 1995 by each director, each nominee for director, the Company's Chief Executive Officer and each executive officer receiving aggregate remuneration during fiscal 1995 exceeding $100,000.

          NAME              SHARES               VALUE         NUMBER UNEXERCISED               VALUE OF
                        ACQUIRED ON        REALIZED ($)           OPTIONS/SARS                 UNEXERCISED
                         EXERCISE (#)                             AT FY-END (#)                IN-THE-MONEY
                                                                  EXERCISABLE/                 OPTIONS/SARS
                                                                 UNEXERCISABLE                 AT FY-END ($)
                                                                                               EXERCISABLE/
                                                                                              UNEXERCISABLE
 James H. West,                  -0-               -0-          November 30, 1995                   $ 140,000
 President, COO, CFO                                           as to 100,000 shares
 and Director                                                          and
                                                                November 30, 1996
                                                               as to 100,000 shares

 Glenn R. Massey                 -0-              -0-          November 30, 1995                    $  35,000
 President, CEO                                                as to 25,000 shares
 (resigned Sept.                                                       and
 1994) and Director                                             November 30, 1996
                                                               as to 25,000 shares



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since September 1, 1993, through the date of this Proxy Statement, there were no transaction or series of transactions, to the knowledge of the Company, to which the Company or any of its subsidiaries was a party, in which the amount involved exceeded $60,000 and in which any executive officer, director, nominee for director, record holder, beneficial security holder owning 5% or more of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons, had a direct or indirect material interest, except as described below:

         (1) Mr. Benson, a director of the Company, is an officer of Service Corporation International ("SCI"). The Company provides SCI with credit card and charge card processing services to its funeral and cemetery divisions. The Company provides SCI credit card processing services on the same terms and conditions as it would for unaffiliated parties with similar volumes of business. The Company received $1,485,000.00 from SCI for these services during fiscal year 1995.

         (2) From November 9, 1993 to January 25, 1994, the Company borrowed three separate amounts, totaling $200,000, from Citrus Bank, which bear interest at the prime rate of Citrus Bank, plus two percentage points per annum. The loans are repayable over a five year term.

Mr. Andrew Williams has personally guaranteed these loans, and he, his wife and Confidential Investment Services, Inc., a company controlled by Mr. Williams, pledged 276,300 shares of Company common stock to secure these loans. These loans are also secured by certain assets of the Company. As of August 31, 1995 the balance of these loans were approximately $141,000. Subsequent to August 31, 1995, the Company paid Mr. Williams $5,000.00 for providing the Company with the necessary collateral and credit enhancement to obtain these loans. In the opinion of the Company, the amount is less than it would pay for similar services from an unaffiliated party.

         (3) On August 31, 1995, the Company borrowed the sum of $250,000 from Citrus Bank, which bears interest at the prime rate of Citrus Bank, plus one percentage point per annum. The loan is repayable over a five year term. Mr. Andrew Williams has personally guaranteed this loan, and he has pledged a $75,000 certificate of deposit to secure this loan. This loan is also secured by all of the assets of Flower Club International, Inc., a subsidiary of the Company. The Company paid Mr. Williams $5,000.00 for providing the Company with the necessary collateral and credit enhancement to obtain this loan. In the opinion of the Company, the amount is less than it would pay for similar services from an unaffiliated party.

         (4) On March 10, 1994, Andrew W. Williams, Chairman of the Board, transferred certain assets, primarily telephone numbers and trademarks, to the Company in exchange for a note receivable from the Company for $105,000. An addendum to this note was executed effective June 15, 1994 which placed a moratorium on all principal and interest payments. On December 16, 1994 this note was amended, with the new terms calling for monthly principal and interest payments of $1,600.00 until December, 1999. As of August 31, 1995 the balance of this note was approximately $78,000. During the fiscal year 1995, there were no principal or interest payments made on this note. On October 30, 1995, the Company paid this note in full.

         (5) On August 28, 1994, pursuant to the Agreement, as set forth in the "Executive Officers" Section, the Company committed to loan $70,000, bearing an interest rate of 7.75% per annum, to James H. West, President, Chief Operating and Chief Financial Officer, of which $57,000 was advanced on the date of the loan. On November 7, 1994 the Company advanced to Mr. West an additional $5,000 under the terms of the original $70,000 commitment. The loan is secured by real estate owned by Mr. West and will be repaid upon liquidation of the real estate. As of August 31, 1995 the balance on this note, including interest, was approximately $67,000.

         (6) On or about April 1,1995, the Company, as tenant, entered into a Lease Agreement with Alvin W. Wunderlich, Jr., Trustee of the Alvin W. Wunderlich, Sr., Trust Number 1, as Landlord, for the leased premises located at 8075 20th Street, Vero Beach, Florida. The trustee of the trust, who is the Landlord under the lease and owner of the leased premises, is the father-in-law of Andrew W. Williams, however, the spouse and children of Mr. Williams are the beneficiaries named under said trust. Pursuant to the terms of the lease, the Company has the option to extend the initial five year term of the lease for two successive additional terms of five years each. During the initial term of the lease, the Company has agreed to pay to the Landlord the annual rental of $33,000.00. During any extension term, the annual rental shall be adjusted based upon changes in the cost of living index.

         In the opinion of management of the Company these transactions were negotiated at arm's length and involve either market, or better than market, commercial terms and conditions under the circumstances then existing.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of December 4, 1995 information with respect to those persons who owned (as reflected in the stock transfer records of the Company and otherwise to the Company's knowledge) beneficially 5% or more of the common stock of the Company. All shares are subject to the named person's sole voting and investment power, except as set forth below.

 Name and Address of                     Amount and Nature of                  Percent of
   Beneficial Owner                      Beneficial Ownership                 Common Stock
Andrew W. Williams                           827,700 (1), (2)                 11.5%  (1), (2)
616 Azalea Lane
Vero Beach, FL 32963

The Clark Estates, Inc.                    1,784,098 (3)                      24.7%  (3)
30 Wall Street
New York, NY 10005

Kenneth G. Puttick                           895,000 (4)                      12.4%  (4)
210 Osprey Court
Vero Beach, FL 32963

         (1) To secure three loans to the Company from Citrus Bank in the maximum principal amount of $200,000, Mr. Williams, his wife, and Confidential Investment Services, Inc. have pledged 276,300 shares of Company common stock (see "Certain Relationships and Related Transactions").

         (2) Includes 199,300 shares owned jointly with Mr. Williams' wife, 455,000 shares owned by Equity Resource Group of Indian River County, Inc., of which Mr. Williams is President, Director, and majority owner, and 77,000 shares owned by Confidential Investment Services, Inc., of which Mr. Williams is sole owner.

         (3) Includes 1,177,823 shares reserved for issuance upon the possible conversion of $2,920,000 outstanding principal amount of convertible subordinated notes.

         (4) Includes 200,000 shares held by Mr. Puttick as Trustee for his minor children and 437,000 shares held by Puttick Enterprises.

The Company is not aware of any arrangement or pledge of securities of the Company by any person which may at a date subsequent to the date of these proxy materials result in a change of control of the Company.

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth as of December 4, 1995 information (as reflected in the stock transfer records of the Company and otherwise to the Company's knowledge) with respect to (i) each director and nominee, (ii) each executive officer of the Company named in the Summary Compensation Table herein, and (iii) all directors and respective officers as a group. All shares are subject to the named person's sole voting and investment power except, as set forth below.

Andrew W. Williams                                 827,700  (1), (2)          11.5%  (1), (2)
616 Azalea Lane
Vero Beach, FL 32963

Kenneth G. Puttick                                 895,000  (3)               12.4%  (3)
210 Osprey Court
Vero Beach, FL 32963

William E. Mercer                                  200,000                     2.8%
2121 Sage Road,
Suite 150
Houston, TX 77024

Solomon O. Howell, Jr.                             208,300                     2.9%
2603 Grassland Drive
Louisville, KY 40299

T. Craig Benson                                    215,000                     3.0%
1929 Allen Parkway
Houston, TX 77219

Glenn R. Massey                                    142,366                     2.0%
11917 Queensbury
Houston, TX 77024

James H. West                                      284,733  (4)                3.9% (4)
1705 Sand Dollar Way
Vero Beach, FL 32963

Kelly S. McMakin                                    50,000  (5)                0.7% (5)
15 Royal Palm Blvd.
Vero Beach, FL 32960

All Directors and Executive                      2,823,099  (6)               39.1% (6)
Officers as a group
(8 persons)

         (1) To secure three loans to the Company from Citrus Bank in the maximum principal amount of $200,000, Mr. Williams, his wife, and Confidential Investment Services, Inc. have pledged 276,300 shares of Company common stock (see "Certain Relationships and Related Transactions").

         (2) Includes 199,300 shares owned jointly with Mr. Williams' wife, 455,000 shares owned by Equity Resource Group of Indian River County, Inc., of which Mr. Williams is President, Director, and majority owner, and 77,000 shares owned by Confidential Investment Services, Inc., of which Mr. Williams is sole owner.

         (3) Includes 200,000 shares held by Mr. Puttick as Trustee for his minor children and 437,000 shares held by Puttick Enterprises.

         (4) Includes 100,000 shares which Mr. West has the right to acquire within sixty days under the terms of a Stock Option Agreement with the Company.

         (5) Includes 25,000 shares which Mr. McMakin has the right to acquire within sixty (60) days under the terms of a Stock Option Agreement with the Company.

         (6) The shares shown for all directors and officers as a group include 125,000 shares which they have the right to acquire within sixty (60) days under the terms of stock option agreements with the Company.

The Company is not aware of any arrangement or pledge of securities of the Company by any person which may at a date subsequent to the date of these proxy materials result in a change of control of the Company.


                   NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

         On October 26, 1995, the Board of Directors adopted a Nonemployee Directors' Stock Option Plan (the "Nonemployee Director Plan"), to be effective on the third day after, and only upon approval by the stockholders of the Company at, the 1996 Annual Meeting of Stockholders. If the Nonemployee Director Plan is not approved by the stockholders at such meeting, it shall automatically become void.

         The following summary description of the Nonemployee Director Plan is qualified in its entirety by reference to the complete text of the Nonemployee Director Plan attached as EXHIBIT "A" to this Proxy Statement.

PURPOSE

         The purpose of the Nonemployee Director Plan is to strengthen the Company's ability to attract and retain the services of experienced and knowledgeable nonemployee directors. To accomplish these objectives, the Nonemployee Director Plan authorizes the grant of options to purchase shares of the Company's common stock to directors of the Company who are not employees of the Company ("nonemployee directors"). There are currently five nonemployee directors, being T. Craig Benson, Solomon O. Howell, Jr., Glenn R. Massey, William E. Mercer, and Kenneth G. Puttick.

GRANT OF OPTIONS

         Each nonemployee director, as of the effective date of the Nonemployee Director Plan, shall be granted an option on such date to purchase 20,000 shares of the Company's common stock. Nonemployee directors who are first elected to directorship after the effective date of the Nonemployee Director Plan shall be granted an option to purchase 20,000 shares as of the date each new director is elected to the Board of Directors. After the effective date of the Nonemployee Director Plan, each director who has been previously granted an option under the Plan shall be granted an additional option to purchase 20,000 shares upon each respective reelection to the Board of Directors.

OPTION PRICE AND TERM

         Only nonqualified options may be granted under the Nonemployee Director Plan. The option price of each option granted shall be 100% of fair market value on the date of grant. Fair market value of the capital stock shall be the mean of the highest and lowest sales prices on the exchange, or automated quotation system on which the stock is quoted, for the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the capital stock shall be the mean between the bona fide bid and asked prices per share of capital stock as so quoted for such date. If the fair market value of the capital stock cannot be determined on either of these bases, the committee in charge administering the Nonemployee Director Plan shall in good faith determine the fair market value of the capital stock on such date. With the exception of the resignation, removal or death of a nonemployee director or the cessation of such directorship, which provide for earlier termination of a stock option, each option shall terminate upon the expiration of ten years from the date of grant.

         An option granted under the Nonemployee Director Plan may not be exercised prior to the expiration of 6 months from the date of grant, with certain exceptions. Each option shall become immediately and fully exercisable in the event of (i) death of the optionee, (ii) cessation of the directorship of the optionee, and (iii) merger, consolidation, share exchange or such similar event by the Company. In the event of resignation or removal of a director, all options not exercisable as of the date of such event shall terminate, and any option exercisable on such date must be exercised within the shorter of three months from such date or the expiration date of such option.

ADMINISTRATION AND AMENDMENT

         The Nonemployee Director Plan will be administered by a committee consisting of not less than two members of the Board who shall be appointed by the Board of Directors. It may be amended as the Board of Directors deems advisable unless shareholder approval is required by Rule 16b-3 under the Exchange Act. It may also be terminated as the Board of Directors deems advisable; however, no such termination shall terminate any outstanding stock options granted under the Nonemployee Director Plan.

NONTRANSFERABILITY

         No option granted under the Nonemployee Director Plan may be transferred, assigned, pledged, or hypothecated in any way except by will, the laws of descent and distribution and pursuant to the terms of a qualified domestic relations order, as defined in the Internal Revenue Code (the "Code"). During the nonemployee director's lifetime, an option may be exercised only by the nonemployee director, his or her legal representative or guardian, or the permitted transferee of the nonemployee director.

NUMBER OF SHARES

         The number of shares which may be issued upon exercise of options granted under the Nonemployee Director Plan is 500,000 shares of common stock, subject to appropriate adjustment in the number and kind of options in the event of a reorganization, stock split, merger, or other change in capitalization.

CHANGE OF CONTROL

         In the event of a change of control or sale of the Company, or if the Board reaches an agreement to merge or consolidate with another entity and the Company is not the surviving corporation, or if substantially all of the assets of the Company are sold, or if the Company makes a distribution to stockholders which is non-taxable under the Code, the Committee may recommend that the Board of Directors modify outstanding awards in anticipation of such a restructuring event to assure fair and equitable treatment of the Nonemployee Director Plan participants. Such action may include, without limitation, acceleration of time periods for purposes of realizing gain from any outstanding award or offering to purchase awards for their equivalent cash value. Such action may be taken in the event that (i) at least 20% of the outstanding voting shares of the Company are acquired by a third party, including a "group" as defined in
Section 13(d)(3) of the Exchange Act, or (ii) within a period of two consecutive years there is a change in the majority of the Board of Directors as a result of nominations not approved by two-thirds of the persons who were directors at the beginning of such period (or who became directors with such approval).

TAX CONSEQUENCES

         For Federal income tax purposes, the grant of a nonqualified stock option should not result in recognition of income by the optionee. If the optionee is subject to Section 16 of the Exchange Act, special rules will apply if the option is exercised during the period of time (the "Section 16(b) Period") within six months of the date it is issued. In such case, the optionee will not recognize ordinary income, and the Company will not be entitled to a deduction until the expiration of the Section 16(b) Period. Upon the expiration of this six month period, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the stock (determined as of the expiration of the Section 16(b) Period) over the option exercise price. Such an optionee may elect under Section 83(b) of the Code to recognize ordinary income on the date of exercise, in which case the Company would be entitled to a deduction at that time equal to the amount of the ordinary income recognized. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option, and the Company will be entitled to a deduction equal to such amount.

         The amount of compensation income realized as a result of the exercise of nonqualified options is subject to income tax withholding by the Company.
An optionee may be required to pay to the Company the amount of taxes required to be withheld even though no cash compensation has been received at the time of exercise.

         If a nonqualified option is exercised by the transfer of previously acquired shares, and if the fair market value of the shares received by the optionee equals the fair market value of the shares surrendered, a tax-free exchange results, with the basis of the stock received being equal to the basis of the stock surrendered. If, however, the fair market value of the stock received by the optionee exceeds the fair market value of the stock delivered, the number of shares received in excess of the number delivered is treated as compensation taxable as ordinary income.

GENERAL

         Due to the 6 month period which generally must expire before options granted under the Nonemployee Director Plan may be exercised, it is not possible to state the dollar value which may be realized by a nonemployee director upon exercise of his or her options.

         If the Nonemployee Director Plan had been in effect during the last fiscal year, each of the nonemployee directors would have received an option at $.22 per share to purchase 20,000 shares indicated.

SHAREHOLDER VOTE

         The affirmative vote of a majority of the shares present at the meeting in person and by proxy is required for approval of the Nonemployee Director Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE NONEMPLOYEE DIRECTOR PLAN.


                        MANAGEMENT INCENTIVE STOCK PLAN

         The Board of Directors believes that the Company's growth and successful performance over the last three years are directly related to the ownership of common stock of the Company by employees, particularly those involved in management, both at the parent company level and at the subsidiary level. The Board also believes that it is important to the future growth and successful performance of the Company that management employees continue to be afforded the opportunity to acquire common stock of the Company and to own a proprietary interest in the business.

         Accordingly, the Board of Directors is asking the stockholders to approve the Florafax International, Inc., Management Incentive Stock Plan (the "New Plan") adopted under the authority delegated by the Board of Directors to the Committee subject to shareholder approval, at a meeting of the Committee held on October 26, 1995. If approved by an affirmative vote of the majority of shares of stock represented at the Annual Meeting, the proposed New Plan will become effective as of the date of that meeting. The following summary description of terms and the proposed New Plan is qualified in all respects by reference to the copy of the New Plan attached as EXHIBIT "B" to this Proxy Statement.

         The New Plan is designed to provide incentives to individuals who are key to the success of the Company by increasing the proprietary interest of such individuals in the Company's growth and success. The New Plan authorizes market-based incentive awards (including stock options, SARs, restricted stock and performance share awards). Awards will be granted to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

ELIGIBILITY

         Participants under the New Plan shall consist of employees of the Company who are from time to time selected by the Committee to receive awards.

MARKET-BASED AWARDS

         Market-based awards are awards of common stock of the Company, or awards that are valued by reference to the common stock of the Company. There are different forms of market-based awards authorized under the New Plan, including nonqualified stock options, incentive stock options, SARs, restricted stock and performance share awards. Each individual award will be established by an award agreement with the participant which will set forth the terms and conditions applicable to the award. The exercise price of an option and any SARs, which will be set at the time of the grant, will not be less than the fair market value of the shares subject thereto on the date of grant. Fair market value of the common stock shall be the mean of the highest and lowest sales prices on the exchange, or automated quotation system on which the stock is quoted, for the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the common stock shall be the mean between the bona fide bid and asked prices per share of common stock as so quoted for such date. If the fair market value of the common stock cannot be determined on either of these bases, the Committee shall in good faith determine the fair market value of the common stock on such date. Upon exercise of an option, the price may be paid in cash, or if the Committee so determines, through delivery of currently owned shares or a combination of cash and shares. Any fractional shares resulting from the exchange of currently owned shares must be paid in cash.

         A performance share award is the grant of common stock of the Company or units valued by reference to such common stock, which upon earn-out according to its terms, may be paid in cash, common stock of the Company, or a combination thereof. The realization of any gain from a performance share award will be contingent upon achieving target objectives that are defined in connection with the granting of the award. The Committee has broad flexibility to design performance share awards to encourage achievement of business objectives provided that no such award may be inconsistent with the terms of the New Plan.

LIMITATION ON NUMBER OF SHARES

         The maximum number of shares which may be utilized for awards granted under the New Plan is 500,000.

AMENDMENT AND TERMINATION OF THE NEW PLAN

         The Committee reserves the right to amend, suspend or terminate the New Plan at any time. However, the Committee may not increase the maximum number of shares which may be subject to awards under the New Plan or take certain other specified actions without the approval of the Board of Directors and, if required by Rule 16b-3 of the Exchange Act, the holders of a majority of the securities of the Company.

ADMINISTRATION OF THE NEW PLAN

         The Committee is responsible for the interpretation and administration of the New Plan and all awards granted under the New Plan. The Committee is also responsible for determining which individuals will receive awards under the New Plan. Subject to certain specified limitations, the Committee may delegate its authority to persons other than members of the Committee, including the authority to grant awards, provided that such authority may not be delegated with respect to participants who are reporting persons within the meaning of Section 16 of the Exchange Act.

ADJUSTMENT PROVISIONS

         The New Plan provides that in the event there is a recapitalization of the Company or an increase or decrease in the number of shares of common stock outstanding, without consideration received therefor by the Company, adjustments to outstanding awards and to the number of shares available for awards under the New Plan will be made. If the number of outstanding shares is increased, the number of outstanding shares subject to an award under the New Plan will be proportionately increased, with a corresponding reduction in the price for each share then covered by an outstanding award under the New Plan; and in the event of a reduction in the number of outstanding shares, the number of outstanding shares subject to an award under the New Plan will be proportionately reduced with a corresponding increase in the price for each share covered by an award. In addition, the Committee may, in its discretion, make such adjustment to performance share awards as it deems appropriate.

CHANGE OF CONTROL

         In the event of a change of control or sale of the Company, or if the Board reaches an agreement to merge or consolidate with another entity and the Company is not the surviving corporation, or if substantially all of the assets of the Company are sold, or if the Company makes a distribution to stockholders which is non-taxable under the Code, the Committee may recommend that the Board of Directors modify outstanding awards in anticipation of such a restructuring event to assure fair and equitable treatment of the New Plan participants.
Such action may include, without limitation, acceleration of time periods for purposes of realizing gain from any outstanding award or offering to purchase awards for their equivalent cash value. Such action may be taken in the event that (i) at least 20% of the outstanding voting shares of the Company are acquired by a third party, including a "group" as defined in Section 13(d)(3) of the Exchange Act, or (ii) within a period of two consecutive years there is a change in the majority of the Board of Directors as a result of nominations not approved by two-thirds of the persons who were directors at the beginning of such period (or who became directors with such approval).

UNFUNDED PLAN

         The New Plan will be unfunded, and the Company will not segregate assets represented by awards made pursuant to the New Plan. No trust will be established to secure payment of any amounts which may become due under the New Plan.

FEDERAL INCOME TAX CONSEQUENCES

Tax Effects-Stock Options

         Options granted under the Plan may be either "incentive stock options," as defined in Section 422 (formerly Section 422A) of the Code, or "nonqualified options," which are options that do not meet the requirements of
Section 422.

         For Federal income tax purposes, the grant or exercise of an incentive stock option will not generally cause recognition of income by the optionee; however, the amount by which the fair market value of a share of common stock at the time of exercise of an incentive stock option exceeds the option price will be treated as a "tax preference item" for purposes of the alternative minimum tax. In the event of a sale of the shares received upon exercise of an incentive stock option more than two years from the date of grant and more than one year from the date of exercise, any amount received in excess of the exercise price should qualify as long-term capital gain. However, if shares acquired pursuant to the exercise of an incentive stock option are sold by the optionee before the completion of such holding periods (and if the sale is a transaction with respect to which a loss, if sustained, would be recognized to the optionee), so much of the gain as does not exceed the difference between the option price and the lesser of the fair market value of the shares at the date of exercise or the fair market value at the date of disposition will be taxable as ordinary income for the taxable year in which the sale occurs. Any additional gain realized on the sale should qualify as a capital gain.

         An optionee's ordinary income is subject to a marginal stated income tax rate as high as 39.6%. An optionee's long-term capital gains are subject to a marginal stated income tax rate as high as 28%. The maximum alternative minimum tax rate for optionees is 28%. It is impossible to predict whether or not legislation will be enacted that would change applicable tax rates.

         In some cases, the exercise of an incentive stock option after termination of employment will not qualify for favorable tax treatment and will be treated for tax purposes as the exercise of a non-qualified stock option.
If employment is terminated by reason of disability, the incentive stock option must be exercised within one year thereafter in order to qualify for favorable tax treatment. If employment is terminated for any other reason (except death), the incentive stock option must be exercised within three months thereafter in order to qualify for favorable tax treatment.

         If an incentive stock option is exercised by the transfer of previously acquired shares, the optionee's tax basis in the stock received (up to the number of shares exchanged) is the same as his basis in the stock exchanged (increased, if applicable, by any amount included as compensation in his gross income). Any shares received in excess of the number of shares exchanged would have a zero basis. If, however, the shares exchanged were acquired pursuant to the exercise of incentive stock options, ordinary income may be incurred as a result of the exchange unless the exchanged shares have been held for the required holding periods.

         For Federal income tax purposes, the grant of a nonqualified option should not result in recognition of income by the optionee. Upon exercise of a nonqualified option by an employee who is not an officer or director, the excess of the fair market value of the shares on the exercise date over the option price will be considered as compensation taxable as ordinary income.
If, however, at the time of exercise of the option, the optionee is a director of the Company or an "officer" as defined in Rule 16a-1 of the Exchange Act, and if the sale of the stock at a profit within six months could subject such person to suit under Section 16(b) of the Exchange Act, the fair market value of the stock is determined, and the tax applicable thereto is incurred, at the end of such six-month period or at such earlier time as may be determined (i) by such person's election made within thirty days of the date of exercise to be taxed sooner, or (ii) by the occurrence of an event which causes Section 16(b) of the Exchange Act to become inapplicable to such person. In the event of a gain or loss realized upon the sale of the shares received upon exercise of a non-qualified stock option, the optionee will recognize long-term or short-term capital gain or loss.

         The amount of compensation income realized as a result of the exercise of nonqualified options is subject to income tax withholding by the Company.
An optionee may be required to pay to the Company the amount of taxes required to be withheld even though no cash compensation has been received at the time of exercise.

         If a non-qualified option is exercised by the transfer of previously acquired shares, and if the fair market value of the shares received by the optionee equals the fair market value of the shares surrendered, a tax free exchange results, with the basis of the stock received being equal to the basis of the stock surrendered. If, however, the fair market value of the stock received by the optionee exceeds the fair market value of the stock delivered, the number of shares received in excess of the number delivered is treated as compensation taxable as ordinary income.

         With regard to non-qualified options, the Company will generally be entitled to a deduction for Federal income tax purposes at the same time and in the same amount as the ordinary income will be recognized by the optionee, provided that the amount of the compensation is reasonable and any Federal income tax withholding requirements are satisfied. Under certain circumstances, the Company's deduction may also be limited by the provisions of
Section 162(m) of the Code (added by the Revenue Reconciliation Act of 1993).
Section 162(m) generally limits the Company's deduction for certain types of compensation paid to its Chief Executive Officer and each of its four highest compensated officers (other than the Chief Executive Officer) to no more than $1,000,000 per year. With regard to incentive stock options, if the holding period requirements outlined above that pertain to an incentive stock option are satisfied, no deduction will be available to the Company either upon the grant or exercise of an incentive stock option.

Tax Effects-Performance Awards

         The grant of performance awards under the New Plan will not result in recognition of income to the holder of an award. Upon payment of a performance award, the amount paid (whether paid in cash or stock or both) is taxable for Federal income tax purposes as ordinary income to the holder of the award. The Company is generally entitled to a tax deduction for the amount of such payment, and is required to withhold income taxes on such amount. If, however, any part of the payment is made in stock to a director of the Company or an "officer" as defined in Rule 16a-1 of the Exchange Act, and if the sale of the stock at a profit within six months could subject such person to suit under Section 16(b) of the Exchange Act, the fair market value of the stock is determined, and the tax applicable thereto is incurred and the deduction allowed, at the end of such six-month period or at such earlier time as may be determined (i) by such person's election made within thirty days of the date of payment to be taxed sooner or (ii) by the occurrence of an event which causes Section 16(b) of the Exchange Act to become inapplicable to such person.

         An optionee's ordinary income is subject to a marginal stated income tax rate as high as 39.6%. An optionee's long-term capital gains are subject to a marginal stated income tax rate as high as 28%. The maximum alternative minimum tax rate for optionees is 28%. It is impossible to predict whether or not legislation will be enacted that would change applicable tax rates.

         Upon the sale of shares of common stock received in payment or in partial payment of a performance award, the optionee realizes long-term or short-term capital gain or loss, and the Company receives no further tax deduction.

         The Plan is not qualified under Section 401(a) of the Code.

SHAREHOLDER VOTE

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE NEW PLAN. The affirmative vote of the holders of a majority of the common stock represented at the meeting is required for approval.


                            APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed the firm of Ernst & Young LLP to audit the accounts of the Company for the 1996 fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         Approval of the appointment of auditors is not a matter which is required to be submitted to a vote of stockholders, but the Board of Directors considers it appropriate for the stockholders to express or withhold their approval of the appointment. If shareholder approval should be withheld, the Board would consider an alternative appointment for the succeeding fiscal year.

SHAREHOLDER VOTE

  THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP. The affirmative vote of a majority of the shares present at the meeting in person and by proxy is required for approval.

                 STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         The Company anticipates that the next Annual Meeting of Stockholders will be held in January, 1997. In order for a stockholder's proposal to be considered for inclusion in the Company's proxy statement for that meeting, the proposal must be received by the Company no later than August 26, 1996. Any proposal should be sent to the Company to the attention of the Corporate Secretary. The proposal must be in compliance with then existing rules and regulations of the SEC and applicable provisions of Delaware corporate law.


                                 ANNUAL REPORTS

         THE ANNUAL REPORT FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING REQUIRED FINANCIAL STATEMENTS AND SCHEDULES BUT EXCLUDING OTHER EXHIBITS IS BEING FURNISHED IN THE 1995 ANNUAL REPORT TO STOCKHOLDERS. A list of excluded exhibits accompanies the Form 10-KSB. A copy of the Company's annual report on Form 10-KSB including any financial statement and exhibits thereto may be obtained without charge by written request to Kelly S. McMakin, Secretary, Florafax International, Inc., 8075 20th Street, Vero Beach, Florida 32966.


                               PROXY SOLICITATION

         The expenses of this proxy solicitation, including the cost of preparing and mailing these proxy materials, will be paid by the Company. Expenses may include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding proxies and proxy materials to beneficial owners of the Company's common stock. Solicitation may be made by mail, telephone, telegraph and personal interview by officers and employees of the Company who will not be additionally compensated therefore, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

         The Company requests persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy, and the Company shall reimburse such persons for their reasonable expenses.


                                 OTHER MATTERS

         The Board of Directors of the Company knows of no matter other than those matters listed in the notice of Annual Meeting of Stockholders which will be brought before the Annual Meeting for a vote of the stockholders. If any other matter properly comes before the Annual Meeting for a stockholders' vote, the persons named in the enclosed proxy will vote in their discretion on each such matter according to their best judgment in the interest of the Company.

         The information contained in this Proxy Statement is to the best knowledge of the Company, and the information contained herein with respect to the directors, nominees for director, executive officers and principal stockholders is based upon information which these individuals have provided to the Company.

         It is important that your stock be represented at this meeting, regardless of the number of shares held by you. Your vote is important. Please sign, date and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.

                                           By Order of the Board of Directors

                                  EXHIBIT "A"

                          FLORAFAX INTERNATIONAL, INC.

                 1996 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN


         The purposes of the 1996 Nonemployee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of Florafax International, Inc. (the "Corporation") by creating a long-term mutuality of interests between the nonemployee Directors and stockholders of the Corporation, to provide an additional inducement for such Directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons as Directors of the Corporation.

                                   SECTION 1

                                 ADMINISTRATION

         The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

         The Committee shall interpret the Plan and prescribe such rules, regulations, and procedures in connection with the operations of the plan as it shall deem to be necessary and advisable for the administration of the plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the plan, shall be subject to the determination of the Committee, which shall be final and binding.

         Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                   SECTION 2

                        SHARES AVAILABLE UNDER THE PLAN

         The aggregate number of shares which may be issued and as to which grants of stock options may be made under the Plan is 500,000 shares of the capital stock, par value $.01 per share, of the Corporation (the "Capital Stock"), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 3

                             GRANT OF STOCK OPTIONS

         On the third business day following the day of each annual meeting of the stockholders of the Corporation, each person who is then a member of the Board and who is not then an employee of the Corporation or any of its subsidiaries (a "nonemployee Director") shall automatically and without further action by the Board or the Committee be granted a "nonqualified stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 20,000 shares of Capital Stock, subject to adjustment and substitution as set forth in Section
5. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each nonemployee Director to be granted an option for 20,000 shares (or the number of adjusted or substituted shares pursuant to Section 5), then each nonemployee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of nonemployee Directors, disregarding any fractions of a share.

                                   SECTION 4

                     TERMS AND CONDITIONS OF STOCK OPTIONS

         Stock options granted under the plan shall be subject to the following terms and conditions:

                 (A) OPTION PRICE. The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Capital Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

                 (B) PAYMENT FOR SHARES. The option price for each stock option shall be paid in full upon exercise and shall be payable (i) in cash in United States dollars (including check, bank draft or money order); (ii) by delivering to the Corporation shares of the Capital Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased (delivery of shares may also be accomplished through the effective transfer to the Corporation of shares of Capital Stock held by a broker or other agent) and (iii) any combination of the foregoing, except that (x) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (y) no shares of the Capital Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. The exercise of the stock option shall not be deemed to occur and no shares of Capital Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares of Capital Stock with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Capital Stock which may be issued under the Plan.

                 (C) TERM. No such option shall be exercisable during the first six months of its term except in case of death as provided in
         Section 4(E) or in case of a Section 6 Event as provided in Section 6. Subject to the preceding sentence, and subject to Section 4(E) which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

                 (D) TRANSFERABILITY. No stock option shall be transferable by the grantee otherwise than by (i) will; (ii) if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death; or (iii) the terms of a qualified domestic relations order, as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. All stock options shall be exercisable during the lifetime of the grantee only by the grantee, the grantee's guardian or legal representative, or the permitted transferee of the grantee. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor rule.

                 (E) EXERCISE BY FORMER DIRECTORS. If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options held by the grantee shall be exercisable, and shall terminate according to the following provisions:

                          (i) Resignation or Removal for Cause. If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation or removal of the grantee, whichever is the shorter period. Following the death of any such grantee after ceasing to be a Director and during a period when a stock option is exercisable under this clause
                 (i), the stock option shall be exercisable by such person entitled to do so under the will of the grantee or his legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period;

                          (ii) Death During Service. Following the death of a grantee during service as a Director of the Corporation, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee, at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

                          (iii) Cessation of Directorship for Other Reasons. If a grantee ceases to be a Director of the Corporation for any reason other than resignation, removal for cause, or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period;

                 (F) CONFIRMATION. All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

                 (G) FAIR MARKET VALUE. Fair market value of the Capital Stock shall be the mean of the applicable prices selected from the following alternatives, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Capital Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Capital Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Capital Stock is not listed on such exchange, the highest and lowest sales prices per share of Capital Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Capital Stock is listed, or (iii) if the Capital Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Capital Stock for such date on the National Associates of Securities Dealers Automated Quotations Systems or any successor system then in use ("NASDAQ"). If there are no such sales price quotations for the date as of which fair market value is to be determined but there are such sales price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Capital Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If the are no such sales price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Capital Stock shall be the mean between the bona fide bid and asked prices per share of Capital Stock as so quoted for such date on NASDAQ, of if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Capital Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Capital Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                 (H) OTHER CONDITIONS. The obligation of the Corporation to issue shares of the Capital Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Capital Stock may then be listed, if deemed necessary or appropriate by counsel for the Corporation, and
         (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

         Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor rule.

                                   SECTION 5

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

         If a dividend or other distribution shall be declared upon the Capital Stock payable in shares of the Capital Stock, the number of shares of the Capital Stock set forth in Section 3, the number of shares of the Capital Stock then subject to any outstanding stock options and the number of shares of the Capital Stock which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Capital Stock which would have been distributable thereon if such shares had been outstanding on such date.

         If the outstanding shares of the Capital Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Capital Stock set forth in Section 3, for each share of the Capital Stock subject to any then outstanding stock option and for each share of the Capital Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Capital Stock shall be so changed or for which each such share shall be exchangeable.

         In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upward to the nearest whole number.

         If the outstanding shares of the Capital Stock shall be changed in value by reason of any spin-off, split-off, or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distributions to holders of the Capital Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transactions.

         No adjustment or substitution provided for in this Section 5 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

         Except as provided in this Section 5, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 6

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

         In the event of a change of control of the Company, or if the Board reaches agreement to merge or consolidate with another corporation and the Company is not the surviving corporation, or if all, or substantially all of the assets of the Company are sold, or if the Company shall make a distribution to stockholders that is non-taxable under the Code, or if the Company shall dissolve or liquidate (a "Section 6 Event"), then the Committee may, in its discretion, recommend that the Board take any of the following actions as a result of, or in anticipation of, any such Section 6 Event to assure fair and equitable treatment of Plan participants:

                  (a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to this Plan;

                 (b) offer to purchase, and cause the purchase of, any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Section 6 Event; and

                 (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan participants following such Section 6 Event.

         Any such action by the Board shall be conclusive and binding on the Company and all Plan participants. Notwithstanding the foregoing, the Committee shall retain full authority to take, in its discretion, any of the foregoing actions with respect to Awards held by participants who are directors, and the Board shall have no authority to act in any such matter.

         For purposes of this Section, "changes of control" shall mean: (i) the acquisition buy any person of voting shares of the Company, if, as a result of the acquisition, such person, or any "group" as defined in Section 13(d)(3) of the 1934 Act of which such person is a part, owns at least 20% of the outstanding voting shares of the Company; or (ii) a change in the composition of the Board such that within any period of two consecutive years, persons who (a) at the beginning of such period constitute the Board or (b) become directors after the beginning of such period and whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least two-thirds of the persons who were either directors at the beginning of such period or whose subsequent election or nomination was previously approved in accordance with this clause (b), cease to constitute at least a majority of the Board.

                                   SECTION 7

        EFFECT OF THE PLAN ON THE RIGHTS OF CORPORATION AND STOCKHOLDERS

         Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the stockholders of the Corporation or the Board of Directors to elect and remove Directors.

                                   SECTION 8

                           AMENDMENT AND TERMINATION

         The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board of Directors of the Corporation; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the plan to qualify for the exemption from
Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor rule, or by the rules of any stock exchange on which the Capital Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or
(iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 26b-3, or any successor rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

         Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

                                   SECTION 9

                      EFFECTIVE DATE AND DURATION OF PLAN

         The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the Capital Stock present in person or by proxy and entitled to vote at a duly called and convened meeting of such holders. If such approval is obtained at the annual meeting of stockholders in 1996, the Plan shall be effective on the date of such meeting, the first stock option shall be granted on the third business day thereafter and the last stock options granted under the Plan shall be granted on the third business day after the annual meeting of Stockholders in 2005.

                                  EXHIBIT "B"


                          FLORAFAX INTERNATIONAL, INC.

                        MANAGEMENT INCENTIVE STOCK PLAN


         The purpose of this Plan is to benefit the stockholders of the Company by encouraging and rewarding high levels of performance by individuals who are key to the success of the Company by increasing the proprietary interest of such individuals in the Company's growth and success. To accomplish these objectives, the plan authorizes incentive Awards through grants of stock options, stock appreciation rights, restricted stock, and performance shares to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

         This Plan shall be effective January 30, 1996, subject to approval by the holders of a majority of the securities of the Company at the Company's 1996 annual meeting to be held January 30, 1996.

                                   SECTION 1

                                  DEFINITIONS

         "AWARD" means any award described in Section 3 of this Plan.

         "AWARD AGREEMENT" means an agreement entered into between the Company and a Participant, setting forth the terms and conditions applicable to the Award granted to the Participant.

         "BOARD" means the Board of Directors of Florafax International, Inc.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the Compensation Committee of the Board, the requisite number of members of which shall qualify as "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act").

         "COMMON STOCK" means the common stock, par value .01 per share, of the Company and shall include both treasury shares and authorized but unissued shares.

         "COMPANY" means Florafax International, Inc.

         "FAIR MARKET VALUE" of the Common Stock shall be the mean of the applicable prices selected from the following alternatives, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common

Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Associates of Securities Dealers Automated Quotations Systems or any successor system then in use ("NASDAQ"). If there are no such sales price quotations for the date as of which fair market value is to be determined but there are such sales price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before, and the nearest date after, the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If the are no such sales price quotations on, or within a reasonable period both before and after, the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before, and the nearest trading date after, the date as of which fair market value is to be determined, if both such dates are within a reasonable period. If the fair market value of the Common Stock cannot be determined on the basis set forth in this definition for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction, other than a restriction which, by its terms, will never lapse.

         "PARTICIPANT" means an individual who has been granted an Award pursuant to this Plan.

         "PLAN" means this Management Incentive Stock Plan, as set forth herein and as it may be amended from time to time.

                                   SECTION 2

                                  ELIGIBILITY

         Participants under this Plan shall consist of employees of the Company who are from time to time selected by the Committee to receive Awards.

                                   SECTION 3

                              MARKET-BASED AWARDS

         Market-based Awards are Awards that will be valued, directly or indirectly, by Common Stock of the Company or by reference to Common Stock. The following types of market-based Awards may be granted under this Plan, singly or in combination or in tandem with other Awards, as the Committee may determine.

                 (A) NONQUALIFIED STOCK OPTIONS. A nonqualified stock option is a right to purchase a specified number of shares of Common Stock at a fixed option price equal to the Fair Market Value of the Common Stock on the date the Award is granted, during a specified time not to exceed 10 years as the Committee may determine:

                          (i) in U.S. dollars by personal check, bank draft or by money order payable to the order of the Company or by money transfer or direct account debit; or

                          (ii) if the Committee so determines, through the delivery or attestation to the ownership of shares of Common Stock of the Company with a Fair Market Value equal to all or a portion of the option price for the total number of options being exercised; or

                          (iii) by a combination of the methods described in Sections 4(a)(i) and (4)(a)(ii) above, if Section 4(a)(ii) applies.

                 (B) INCENTIVE STOCK OPTIONS. An incentive stock option is an Award in the form of a stock option that shall comply with the requirement of Code Section 422A or any successor section as it may be amended from time to time. The aggregate Fair Market Value (determined at the time of grant of the Award) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during a calendar year shall not exceed $100,000. The Committee may provide that the option price under an incentive stock option may be paid by one or more of the methods described in
         Section 4(a)(i), (ii) and (iii) above.

                 (C) STOCK APPRECIATION RIGHTS. A stock appreciation right is a right to receive, upon surrender of the right (or of both the option and the right in the case of a tandem right), or of a portion of either, but without payment, an amount (payable in Common Stock, in cash, or a combination thereof) not in excess of Fair Market Value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised, over the exercise price of such right, which price shall equal the Fair Market Value of such shares on the date the right was granted (or, in the case of an option with a tandem right, the option price that the optionee would otherwise have been required to pay for such shares).

                 (D) RESTRICTED STOCK. Restricted stock is Common Stock of the Company that is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine, for a required period of continued employment as set by the Committee at the time of Award. Restricted stock Awards shall require no payment of consideration by the Participant, either on the date of grant or the date the restriction(s) are removed, unless specifically required by the terms of the Award Agreement.

                 (E) PERFORMANCE SHARES. A performance share is Common Stock of the Company, or a unit valued by reference to Common Stock, that is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine. The elimination of restrictions on a performance share and the number of shares ultimately earned by a Participant shall be contingent upon achievement of one or more performance targets specified by the Committee. Performance shares may be paid in Common Stock, cash or a combination thereof. The Committee shall establish minimum performance targets with respect to each performance share. Performance targets may be based on financial criteria, such as the Fair Market Value of Common Stock or other objective measures of financial performance of the Company, or may be based on the performance of a division or operating unit of the Company or on individual Participant performance.

                                   SECTION 4

                         LIMITATION OF NUMBER OF SHARES

         Subject to the adjustment provisions of Section 8 or 9 hereof, the aggregate number of shares that may be subject to Awards under this Plan shall not exceed 500,000 shares of Common Stock.

                                   SECTION 5

                                AWARD AGREEMENTS

         Each Award under this Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to the Award. Award Agreements shall include:

                 (A) NON-ASSIGNABILITY. A provision that no Award shall be assignable or transferable except by will or by the laws of descent and distribution and that during the lifetime of a Participant, the Award shall be exercised only by such Participant.

                 (B) TERMINATION OF EMPLOYMENT. Provision governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant's employment or relationship to the Company.

                 (C) RIGHTS AS A SHAREHOLDER. A provision that a Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date the Participant or his nominee becomes the holder of record. Except as provided in Section 8 or 9 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to such date, unless the Award Agreement specifically requires such adjustment.

                 (D) WITHHOLDING. A provision requiring the withholding of all taxes required by law from all amounts paid in cash. In the case of payments of Awards in shares of Common Stock, the Participant may be required to pay the amount of any taxes required to be withheld prior to receipt of such shares, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

                 (E) MISCELLANEOUS. Such other terms and conditions, including the criteria for determining vesting of Awards and the amount or value of Awards, as are necessary and appropriate to effect an Award Agreement with the Participant with respect to the particular Award granted.

                                   SECTION 6

                           AMENDMENT AND TERMINATION

         The Committee may at any time amend, suspend or discontinue the Plan or alter or amend any or all Award Agreements under the Plan to the extent permitted by law. However, no such action by the Committee may, without approval of the Board and by the holders of a majority of the securities of the Company if such approval is required by Rule 16b-3 of the 1934 Act, as amended from time to time, alter the provisions of the Plan so as to:

                 (a) increase the maximum number of shares of Common Stock that may be subject to Awards granted under the Plan except pursuant to Section 8 or 9 hereof;

                 (b) change the class of individuals eligible to receive Awards under the Plan;

                 (c) permit any member of the Committee to be eligible to receive or hold an Award under the Plan; or

                 (d) effect any other amendment to the Plan that would require the approval of the holders of a majority of the securities of the Company in accordance with Rule 16b-3 under the 1934 Act, as amended from time to time.

                                   SECTION 7

                                 ADMINISTRATION

                 (A) GENERAL. The Plan and all Awards granted pursuant thereto shall be administered by the Committee in accordance with all applicable requirements of Rule 16b-3 of the 1934 Act. The Committee shall periodically make determinations with respect to individuals who shall participate in the Plan and receive Awards pursuant thereto.
         All questions of interpretation and administration by the Committee, and its determination shall be final and conclusive upon all parties in interest.

                 (B) DELEGATION OF AUTHORITY. The Committee may delegate its authority, as described in subsection (A) above, to persons other than its members to carry out such responsibilities including the authority to grant Awards, except that: (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16(a) or (b) of the 1934 Act shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements from time to time. Any person to whom such authority is granted shall continue to be eligible to receive Awards under the Plan, provided that such Awards are granted directly by the Committee without delegation.

                                   SECTION 8

                             ADJUSTMENT PROVISIONS

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services or property, the number of shares of Common Stock then remaining subject to this Plan, and the maximum number of shares that may be issued to anyone pursuant to this Plan, including those that are then covered by outstanding Awards, shall (a) in the event of an increase in the number of outstanding shares, be proportionately increased and the price for each share then covered by an outstanding Award shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the price for each share then covered by an outstanding Award, shall be proportionately increased. In addition, in such circumstances, the Committee shall make such adjustments to the performance targets for performance share Awards and in the securities to which such Awards correspond as the Committee deems appropriate.

         Subject to any required action by the stockholders, if the Company shall be a party to any merger or consolidation, a Participant holding an outstanding Award valued directly or indirectly by Common Stock shall be entitled to the same rights that a holder of the same number of shares of Common Stock that are subject to the Award would be entitled to receive pursuant to such merger or consolidation.

                                   SECTION 9

                               CHANGES OF CONTROL

         In the event of a change of control of the Company, or if the Board reaches agreement to merge or consolidate with another corporation and the Company is not the surviving corporation, or if all, or substantially all of the assets of the Company are sold, or if the Company shall make a distribution to stockholders that is non-taxable under the Code, of if the Company shall dissolve or liquidate (a "Restructuring Event"), then the Committee may, in its discretion, recommend that the Board take any of the following actions as a result of, or in anticipation of, any such Restructuring Event to assure fair and equitable treatment of Plan Participants:

                  (a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to this Plan;

                 (b) offer to purchase, and cause the purchase of, any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Restructuring Event; and

                 (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Restructuring Event.

         Any such action by the Board shall be conclusive and binding on the Company and all Plan Participants. Notwithstanding the foregoing, the Committee shall retain full authority to take, in its discretion, any of the foregoing actions with respect to Awards held by Participants who are directors, and the Board shall have no authority to act in any such matter.

         For purposes of this Section, "changes of control" shall mean: (i) the acquisition buy any person of voting shares of the Company, if, as a result of the acquisition, such person, or any "group" as defined in Section 13(d)(3) of the 1934 Act of which such person is a part, owns at least 20% of the outstanding voting shares of the Company; or (ii) a change in the composition of the Board such that within any period of two consecutive years, persons who
(a) at the beginning of such period constitute the Board or (b) become directors after the beginning of such period and whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least two-thirds of the persons who were either directors at the beginning of such period or whose subsequent election or nomination was previously approved in accordance with this clause (b), cease to constitute at least a majority of the Board.

                                   SECTION 10

                                 UNFUNDED PLAN

         The plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Company nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the plan and the Award Agreement. No such obligation shall be deemed to be secured by any pledge or any encumbrance on any property of the Company.

                                   SECTION 11

                          RIGHT OF DISCHARGE RESERVED

         Nothing in this Plan or in any Award shall confer upon any employee or other individual the right to continue in the employment or service of the Company or affect any right the Company may have to terminate the employment or service of any such employee or other individual at any time for any reason.

                                   SECTION 12

                               NATURE OF PAYMENTS

         All Awards made pursuant to this Plan are in consideration of services performed for the Company. Any gain realized pursuant to such Awards constitute a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefits plans of the Company.

                                   SECTION 13

                                 GOVERNING LAW

         This Plan shall be governed by, construed and enforced in accordance with the integral laws of the State of Delaware, and, where applicable, the laws of the United States.

                                   EXHIBIT "C"

PROXY                                                                      PROXY
                          FLORAFAX INTERNATIONAL, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Andrew W. Williams and Solomon O. Howell, Jr., and each or either of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the annual meeting of stockholders of Florafax International, Inc., (herein the "Company") to be held at Dodgertown located at 3901 26th Street, Vero Beach, Florida 32961 on the 30th day of January, 1996 at 11:00 a.m., Eastern Standard Time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present and to vote thereat, as specified herein, the number of shares the undersigned would be entitled to vote if personally present.


     In accordance with their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.


           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.



Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. EACH OF THESE MATTERS ARE PROPOSED BY THE COMPANY. ALL PRIOR PROXIES ARE HEREBY REVOKED.

PROPOSAL 1: ELECTION OF DIRECTORS        (INSTRUCTION: To withhold authority to vote          PROPOSAL 2: TO APPROVE THE APPOINTMENT
                                         for any individual nominee strike a line through                 OF AUDITORS FOR THE 1996
For all nominees    WITHHOLD AUTHORITY   the nominee's name in the list below).                           FISCAL YEAR
listed to the right    to vote for
(except as marked      all nominees      T. Craig Benson, Solomon O. Howell, Jr.,
 to the contrary)   listed to the right  Glenn R. Massey, William E. Mercer, James H. West,                 FOR   AGAINST   ABSTAIN
                                         Andrew W. Williams and Kenneth G. Puttick

PROPOSAL 3: TO APPROVE THE ADOPTION         PROPOSAL 4: TO APPROVE THE MANAGEMENT      PROPOSAL 5: TO TRANSACT SUCH OTHER BUSINESS
            OF THE NONEMPLOYEE DIRECTOR                 INCENTIVE STOCK OPTION PLAN                AS MAY PROPERLY COME BEFORE THE
            STOCK OPTION PLAN                                                                      MEETING OR ANY ADJOURNMENT OR
                                                                                                   POSTPONEMENT THEREOF

       FOR    AGAINST    ABSTAIN                      FOR    AGAINST    ABSTAIN                FOR    AGAINST    ABSTAIN

                                                                          (Please sign exactly as name appears hereon. When signing
                                                                          as attorney, executor, administrator, trustee, guardian,
                                                                          etc., give full title as such. For joint accounts, each
                                                                          joint owner should sign.) This Proxy will also be voted in accordance with the discretion of the proxies or proxy on
                                                                          any other business. Receipt is hereby acknowledged of the
                                                                          Notice of Annual Meeting and Proxy Statement of the
                                                                          Company dated December 22, 1995.

                                                                          Dated _____________________________________________, 1996

                                                                          _________________________________________________________
                                                                                                 (Signature)

                                                                          _________________________________________________________
                                                                                         (Signature if held jointly)

               * PLEASE MARK INSIDE BLUE BOXES SO THAT DATA               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
             PROCESSING EQUIPMENT WILL RECORD YOUR VOTES                  USING THE ENCLOSED ENVELOPE.
